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                                                                  EXHIBIT 10.35

                             AGREEMENT TO NOMINATE

        This AGREEMENT TO NOMINATE (the "Agreement"), dated as of September 23, 1996, is entered into by and between Transkaryotic Therapies, Inc. ("TKT" or the "Company") and Warburg, Pincus Capital Company, L.P. ("Warburg").

                              W I T N E S S E T H:

        WHEREAS, Warburg holds shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and shares of the Company's Preferred Stock;

        WHEREAS, two members of the Board of Directors of the Company have been designated by Warburg pursuant to a Voting Rights Agreement, dated November 3, 1993 and amended on May 18, 1994, March 1, 1995, October 26, 1995, July 10, 1996 and August 7, 1996 (as so amended, the "Voting Rights Agreement"), by and among the Company and certain holders of the Company's Preferred Stock named therein;

        WHEREAS, in connection with the Company's proposed initial public offering (the "Public Offering"), the Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-1, Commission File No. 333-10845 (the "Registration Statement") to register an aggregate of 2,875,000 shares of the Company's Common Stock;

        WHEREAS, on the effective date of the Registration Statement the Voting Rights Agreement will expire and the Company and Warburg deem it desirable and in the best interests of the Company to provide for the continuity of the Warburg directors as long as Warburg is a significant stockholder;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree with each other as follows:

1. Agreement to Nominate. Commencing on the effective date of the Registration Statement, at each meeting of the Company's stockholders at which directors are to be elected, the Company hereby agrees to nominate, recommend the election by the Company's stockholders and use its best efforts to effect the election to the Board of Directors of the Company of (i) two (2) individuals designated by Warburg, so long as Warburg beneficially owns (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) at least 20% of the outstanding Common Stock of the Company and (ii) one (1) individual designated by Warburg, so long as Warburg beneficially owns (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) at least 10% or more, but less than 20%, of the outstanding Common Stock of the Company.


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2.      Counterparts.  The Agreement may be executed in a number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

3. Headings. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

4. Severability. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

5. Effectiveness. This Agreement will become effective only on the effective date of the Registration Statement.

6. Governing Law. The Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date first set forth above.

                                        TRANSKARYOTIC THERAPIES, INC.



                                        By:  /s/ Richard F. Selden
                                             --------------------------------
                                             Richard F. Selden
                                             President and
                                             Chief Executive Officer


                                        WARBURG, PINCUS CAPITAL COMPANY, L.P.

                                             By:  Warburg, Pincus & Co.
                                                  Its General Partner



                                                  By:  /s/ James E. Thomas
                                                       -----------------------
                                                       James E. Thomas
                                                       Partner